UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2015

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2015, Packaging Corporation of America (“PCA”) announced that Mark W. Kowlzan, PCA’s Chief Executive Officer, will become Chairman of PCA’s board of directors effective December 31, 2015. The press release announcing such action is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Paul T. Stecko currently serves as Chairman of PCA’s board of directors under an agreement that expires on December 31, 2015, which is filed as Exhibit 10.1 and incorporated by reference herein. After such date, Mr. Stecko will continue to serve on PCA’s board as a non-management director. He will also serve as a senior advisor to PCA under an agreement that may be terminated by either party on 30 days’ notice.

In addition to PCA’s standard fees for outside directors (which were disclosed in the final sentence of Item 5.02 of PCA’s Current Report on Form 8-K filed on September 1, 2015 and incorporated by reference herein), Mr. Stecko will receive annual cash compensation of $300,000 for his service. The letter setting forth the terms of Mr. Stecko’s service is filed as Exhibit 10.2 hereto and incorporated by reference herein. The foregoing summary is qualified in its entirety to the full text of such letter.

Item 7.01.	Regulation FD Disclosure

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 15, 2015, PCA announced that its board of directors had approved a regular quarterly cash dividend of $0.55 per share on its common stock. The quarterly dividend will be paid on January 15, 2016 to shareholders of record as of December 28, 2015. The press release is furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1	Agreement, dated June 24, 2013, between Packaging Corporation of America and Paul T. Stecko (incorporated by reference to Exhibit 10.1 to PCA’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2013)

10.2	Letter dated December 15, 2015 setting forth terms of service of Paul T. Stecko

99.1	Press Release dated December 16, 2015

99.2	Press Release dated December 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)

By:	/s/ Kent A. Pflederer
Senior Vice President, General Counsel and Secretary

Date: December 17, 2015